serina therapeutics

Overcoming Anti-PEG Antibody Responses to Increase Potency & Decrease Adverse Side Effects of mRNA-LNP Formulations

Randall Moreadith, MD, PhD, Chief Development Officer

July 29, 2024
4th mRNA-based Therapeutics Summit – Boston, MA

POZ Platform®

Enabling Technology

Small Molecules

New / improved
small molecule drugs
Clinically validated

RNA

Optimized targeting &
reduced immunogenicity

ADCs

Improved delivery of
cancer-killing toxins

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Forward Looking Statements

This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing" or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, statements about: the potential attributes and benefits of our product candidates; the format, timing and objectives of our product development activities and clinical trials; the timing and outcome of regulatory interactions, including whether activities meet the criteria to serve as registrational; the ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the size and growth potential of the markets for product candidates and ability to serve those markets; the rate and degree of market acceptance of product candidates, if approved; the sufficiency of our cash resources; and our Serina investor webcast. We cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process (including with respect to the timing of results and whether such results will be predictive of future results); the impact of COVID-19, the post-COVID environment and other factors on the timing, progress and results of clinical trials; our ability to recruit and enroll suitable patients in our clinical trials, including the effectiveness of mitigation measures; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading "Risk Factors" in our Form S-4/A Registration Statement filed with the SEC on February 7, 2024 and our subsequent SEC filings. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Today's Messaging:

- Anaphylaxis occurs at an unusually high incidence rate in patients receiving the approved mRNA vaccines; it is not classically characterized IgE-mediated (mast cell degranulation)
- The high titers of IgM & IgG that are boosted by the vaccines bind to LNPs, activate complement, and induce structural changes in the LNP (leak payload, allow access to serum components)
- The high titers of IgM & IgG are associated with an increased incidence of systemic reactogenicity

NEW DATA The Serina LNP Laboratory has identified a POZ-lipid LNP that fails to elicit an immune response to the POZ on repeat dosing

Anatomy of LNPs

What if replacing the PEG-lipid with a POZ-lipid resulted in something truly extraordinary ?


Ionizable lipid
Cholesterol
mRNA
Phospholipid
PEG-lipid


Ionizable lipid
Cholesterol
mRNA
Phospholipid
POZ-lipid

Balancing immunogenicity and reactogenicity

Review

KSBMB
Korean Society for Biochemistry and Molecular Biology

www.nature.com/emm

REVIEW ARTICLE OPEN

Check for updates

Knife's edge: Balancing immunogenicity and reactogenicity in mRNA vaccines

Jisun Lee[1,6], Matthew C. Woodruff[2,3,6], Eui Ho Kim[4] ✉ and Jae-Hwan Nam[1,5] ✉

Balancing immunogenicity and reactogenicity

List of adverse events reported with the mRNA vaccines



Psychiatric disorders
Anxiety
Neuroleptic malignant syndrome
Eye/Ear diaorders
Tinnitus/Vertigo
Meniere's disease
Inner ear disease
Hearing loss
Uveitis/Blurred vision
Bell's palsy
Optic neuropathy
Respiratory disorders
Pneumonia
Interstitial lung disease
Sarcoidosis-like disease
Pulmonary embolism
Heart disorders
Myocarditis
Perimyocarditis
Myocardial infarction
Cardiac arrest
Liver disorders
Acute liver injury
(Autoimmune) Hepatitis
Reproductive disorders
Menstrual abnormalities
Bleeding
Abortion
Muscle disorders
Myalgia
Myositis
Lofgren's syndrome
Arthralgia
Common reactogenicities
Fatigue
Pain
chills
Allergic disorders
Hypersensitivity
Anaphylaxis
Site injection
Systemic circulation
Nerve disorders
Facial paralysis
Seizures/status epilepticus
Nerve palsy/Myelitis
Sensation/consciousness issues
Intracerebral bleeding
Parsonage-turner syndrome
Small fibre neuropathy
Guillain–Barré syndrome
Demyelination
Dyskinesia
Stroke
Endocrine disorders
Subacute thyroiditis
Grave's disease
Vascular disorders
Hypertension
Autoimmune hemolytic anemia
Thrombocytopenic purpura
Thrombocytopenia
Lymphadenopathy
Kidney disorders
Acute kidney injury
Nephropathy
Gastrointestinal disorders
Inflammatory bowel disease flare
Ulcerative colitis flare
Pancreatitis
Skin disorders
COVID arm
Lesions/urticaria
Vasculitis

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In First Wave of Vaccinations Anaphylaxis Was Noted

Occurred primarily in women (~ 90%)

COVID-19

Pfizer's vaccine raises allergy concerns

Polymer in mRNA's "packaging" may cause rare anaphylactic reactions

By **Jop de Vrieze**

COVID-19 CORRESPONDENCE

Anaphylaxis to the first COVID-19 vaccine: is polyethylene glycol (PEG) the culprit?

Lene H. Garvey[1,2,*] and Shuaib Nasser[3]

[1]Allergy Clinic, Department of Dermatology and Allergy, Copenhagen University Hospital, Gentofte, Denmark, [2]Department of Clinical Medicine, University of Copenhagen, Copenhagen, Denmark and [3]Department of Allergy, Cambridge University Hospitals NHS Foundation Trust, Cambridge, UK

Original Investigation | Allergy

Assessment of Allergic and Anaphylactic Reactions to mRNA COVID-19 Vaccines With Confirmatory Testing in a US Regional Health System

Christopher Michael Warren, PhD; Theo Thomas Snow, BS; Alexandra S. Lee; Mihir Mukesh Shah; Anja Heider, MS; Andra Blomkalns, MD; Brooke Betts, PharmD; Anthony S. Buzzanco, BS; Joseph Gonzalez, BS; R. Sharon Chinthrajah, MD; Evan Do, BS; Iris Chang, BS; Diane Dunham, BS; Grace Lee, MD; Ruth O'Hara, MD, PhD; Helen Park, PharmD; Mohamed H. Shamji, PhD; Lisa Schilling, RN, MPH; Sayantani B. Sindher, MD; Deepak Sisodiya, PharmD; Eric Smith, BS; Mindy Tsai, DMSc; Stephen J. Galli, MD; Cezmi Akdis, MD, PhD; Kari C. Nadeau, MD, PhD

In A Consecutive Cohort Study in Japan of Pfizer/BioNTech Vaccine

Occurred primarily in women (~ 90%)

Letter to the Editor

Sex differences in the incidence of anaphylaxis to LNP-mRNA COVID-19 vaccines

The incidence rate of anaphylaxis was 1:13,882

On February 17, 2021, Japan started vaccinating healthcare workers with the Pfizer-BioNTech lipid nanoparticle (LNP)-mRNA COVID-19 vaccine. Among total 79 anaphylaxis cases, 70 cases have been reported in women (89.9%) after 1,096,698 doses of the vaccine until April 4, 2021 [1]. Since the initiation of

[1] Adverse event report for COVID-19 vaccine in Japan. Accessed April 12, 2020. https://www.mhlw.go.jp/stf/seisakunitsuite/bunya/vaccine_hukuhannou-utagai-houkoku.html.

In A Consecutive Cohort Study in Stanford Medical Center Network



4 212 410 Living patients in Stanford Medicine Network as of January 26, 2021
38 895 Vaccines administered by Stanford Medicine[a] from December 18, 2020, to January 26, 2021
31 635 BNT162B2 mRNA vaccines
7260 mRNA-1273 vaccines
148 Patients received T78.2XXA, T80.52XA, T78.2XXD, or E949.9 codes[b]
46 BNT162B2 mRNA
29 mRNA-1273
7 Unknown
22 Patients had allergic reactions meeting criteria
17 BNT162B2 mRNA
5 mRNA-1273
17 Patients had reactions meeting Brighton anaphylaxis criteria
14 BNT162B2 mRNA
3 mRNA-1273

Assessment of Allergic and Anaphylactic Reactions to mRNA COVID-19 Vaccines With Confirmatory Testing in a US Regional Health System. *JAMA Network Open.* 2021;4(9):e2125524.

The incidence rate of anaphylaxis meeting Brighton anaphylaxis criteria was 1:2,287

(the incidence of anaphylaxis with flu vaccine is ~ 1:2,000,000)

Is PEG the culprit ? Yes.

MAIN OUTCOMES AND MEASURES Allergic reactions were graded using standard definitions, including Brighton criteria. Skin prick testing was conducted to polyethylene glycol (PEG) and polysorbate 80 (P80). Histamine (1 mg/mL) and filtered saline (negative control) were used for internal validation. Basophil activation testing after stimulation for 30 minutes at 37 °C was also conducted. Concentrations of immunoglobulin (Ig) G and IgE antibodies to PEG were obtained to determine possible mechanisms.

RESULTS Of 22 patients (20 [91%] women; mean [SD] age, 40.9 [10.3] years; 15 [68%] with clinical allergy history), 17 (77%) met Brighton anaphylaxis criteria. All reactions fully resolved. Of patients who underwent skin prick tests, 0 of 11 tested positive to PEG, 0 of 11 tested positive to P80, and 1 of 10 (10%) tested positive to the same brand of mRNA vaccine used to vaccinate that individual. Among these same participants, 10 of 11 (91%) had positive basophil activation test results to PEG and 11 of 11 (100%) had positive basophil activation test results to their administered mRNA vaccine. No PEG IgE was detected; instead, PEG IgG was found in tested individuals who had an allergy to the vaccine.

10 of 11 patients had positive basophil activation tests to PEG

11 of 11 patients had positive basophil activation tests to the administered vaccine

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Figure 2. Basophil Activation Testing (BAT) Assay on Example Participant Using Vaccine, Anti–Immunoglobulin E (IgE), and Saline


A Vaccine
B Anti-IgE
C Saline
200 000
150 000
100 000
50 000
0
FSC-H
CD63+
28.7
CD63+
31.3
CD63+
1.34
0
10^3
10^4
10^5
Comp-FITC-A

BAT assay on example participant with allergic reaction to the vaccine. Color indicates intensity of forward scatter and gated cells, with red being greater than orange; orange greater than green, and green greater than blue. FSC-H indicates forward side scatter-height; Comp-FITC-A, compensation–fluorescein isothiocyanate–area.

BAT assays revealed that patients with anaphylaxis gated activated CD63+ basophils in the presence of vaccine (A), PEG (not shown) - but not saline (C)

The Anti-IgE panel (B) is the positive control

Basophil degranulation releases PAF, one of the most potent anaphylotoxins known

Does vaccination induce high titers of anti-PEG antibodies ?

Review of recent literature

Anti-PEG Antibodies Boosted in Humans by SARS-CoV-2 Lipid Nanoparticle mRNA Vaccine

Yi Ju,* Wen Shi Lee, Emily H. Pilkington, Hannah G. Kelly, Shiyao Li, Kevin J. Selva, Kathleen M. Wragg, Kanta Subbarao, Thi H. O. Nguyen, Louise C. Rowntree, Lilith F. Allen, Katherine Bond, Deborah A. Williamson, Nghia P. Truong, Magdalena Plebanski, Katherine Kedzierska, Siddhartha Mahanty, Amy W. Chung, Frank Caruso, Adam K. Wheatley, Jennifer A. Juno, and Stephen J. Kent*

Cite This: *ACS Nano* 2022, 16, 11769–11780

Read Online

Does vaccination induce high titers of anti-PEG antibodies ?

Is this a proximate cause of reactogenicity ?



COVID-19 lipid nanoparticle mRNA vaccine
Influences
IgG
IgM
Influences
Anti-PEG antibodies boosted in human plasma
PEGylated nanoparticle–immune cell association in human blood

Does vaccination induce high titers of anti-PEG antibodies ?

Absolutely.



A BNT162b2 Vaccination
B mRNA-1273 Vaccination
Anti-PEG IgG
Anti-PEG IgM
Anti-PEG IgG
Anti-PEG IgM
Anti-PEG IgG Endpoint Dilution (1/10^x)
Anti-PEG IgM Endpoint Dilution (1/10^x)
<0.0001
4
3
2
< 1
Pre-Vax
Post-Boost

Anti-PEG Abs were present in 71% of patients prior to vaccination

Moderna vaccination induced a much higher titer of both IgG and IgM post-boost than the Pfizer vaccination

Moderna mean-fold change in titers were 13.1 (IgG) and 68.5 (IgM)

Pfizer mean-fold change in titers were 1.78 (IgG) and 2.64 (IgM)

PEG-dmg vs PEG-dma: 100 ug vs 30 ug dosing

*Note – both PEG-lipids in the vaccines have a methoxy-PEG at the terminus. Note that despite other literature to the contrary, this results in binding of C1q to antibodies boosted by the Moderna vaccine.

Does vaccination lead to higher rates of reactogenicity ?

Local (injection site) vs systemic (overall symptoms) as a function of Log_{10} titer IgG



A Change in Anti-PEG IgG (Post-Boost/Pre-Vax) vs. Post-Boost Reactogenicity
Local
p=0.3271
r=0.1255
Local Reactogenicity Post-Boost
Systemic
p=0.0025
r=0.3746
Systemic Reactogenicity After Boost
Total
p=0.0012
r=0.3990
Total Reactogenicity After Boost
Log10 Fold Change (Post-Boost/Pre-Vax) of Anti-PEG IgG Endpoint Dilution

Local vs Systemic reactogenicity scores as a function of anti-PEG IgG

Higher titers of IgG post-boost correlated with higher rates of systemic reactogenicity

Does vaccination lead to binding of nanoparticles to immune cells ?

Given high titers of IgG and IgM – does this result in binding of PEG-containing nanoparticles by immune cells ?

Scheme 1. Schematic Illustration of Human Blood Assay to Assess the Impact of Plasma on PEGylated Nanoparticle Association with Human Immune Cells[a]


A Preparation of Washed Blood
Human blood
Washed blood
Remove plasma
Wash and resuspend blood cells in serum-free media
Monocytes
B cells
Granulocytes
T cells
NK cells
Dendritic cells
RBC
B Washed Blood Assay to Assess Plasma Impact on Particle−Immune Cell Association
Pre-Vax plasma
PEGylated nanoparticle
Plasma pre-incubation
Washed blood
Incubate with washed blood
Monocytes
B cells
Granulocytes
Particle−immune cell association
Post-Boost plasma

The higher titers of anti-PEG IgG and IgM induced by Moderna vaccination may lead to association of PEG-containing nanoparticles to immune cells in the plasma

The authors assessed whether the IgG / IgM binding to immune cells would lead to binding of Onpattro

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Does vaccination lead to binding of nanoparticles to immune cells ?

Given high titers of IgG and IgM – does this result in binding of PEG-containing nanoparticles by immune cells ?



B Change in Anti-PEG Antibody after Vaccination vs. Change in LNP−Immune Cell Association
Anti-PEG IgG vs. Granulocyte
Change in Granulocyte Association (%)
p=0.0002
r=0.7383
Anti-PEG IgG vs. Monocyte
Change in Monocyte Association (%)
p=0.0045
r=0.6075
Anti-PEG IgG vs. B Cell
Change in B Cell Association (%)
p=0.865
r=0.0406
Log10 Fold Change (Post-Boost/Pre-Vax) of Anti-PEG IgG Endpoint Dilution

The higher titers of anti-PEG IgG induced by Moderna vaccination lead to association of Onpattro nanoparticles to the granulocyte and monocyte populations of immune cells in the plasma (Onpattro is a PEG-dmg lipid LNP)

Degranulation of granulocytes (basophils) can occur in the presence of antigen when bound by IgG on the surface of the cells

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Does vaccination lead to complement activation ?

Moderna vaccination resulted in binding of C1q by anti-PEG IgG and IgM



A Anti-PEG Antibody-Mediated C1q Binding
Pre-Vax
Post-Boost
Absorbance (450 nm)
Donor ID
no plasma
B Anti-PEG Antibody vs. C1q Binding
Anti-PEG IgG
p<0.0001
r=0.6641
C1q Binding Absorbance
Anti-PEG IgG Endpoint Dilution (1/10^x)
Anti-PEG IgM
p<0.0001
r=0.7478
C1q Binding Absorbance
Anti-PEG IgM Endpoint Dilution (1/10^x)

The higher titers of anti-PEG IgG and IgM induced by Moderna vaccination (post boost) led to C1q binding

Binding of C1q may lead to complement opsonization and activation of complement pathways

Does vaccination lead to complement activation ?

It is clear that the anti-PEG antibodies bind complement … but do they compromise the LNP (study 2022) ?

Anti-PEG antibodies compromise the integrity of PEGylated lipid-based nanoparticles *via* complement

Mariona Estapé Senti[a,b,g,1], Caroline A. de Jongh[a,b,1], Kim Dijkxhoorn[a], Johan J.F. Verhoef[b], Janos Szebeni[c,d,e], Gert Storm[b,f], C. Erik Hack[a], Raymond M. Schiffelers[g], Marcel H. Fens[b,1,*], Peter Boross[a,1]

In this study, we investigated the consequences and mechanisms of complement activation by anti-PEG antibodies interacting with different types of PEGylated lipid-based nanoparticles. By using both liposomes loaded with different (model) drugs and LNPs loaded with mRNA, we demonstrate that complement activation triggered by anti-PEG antibodies can compromise the bilayer/surface integrity, leading to premature drug release or exposure of their mRNA contents to serum proteins. Anti-PEG antibodies also can induce deposition of complement fragments onto the surface of PEGylated lipid-based nanoparticles and induce the release of fluid phase complement activation products.

Substitution of PEG-dmg with PEOZ-dmg

Studies performed in collaboration with the James Dahlman Laboratory (2021-2023)

Substituting Poly(ethylene glycol) Lipids with Poly(2-ethyl-2-oxazoline) Lipids Improves Lipid Nanoparticle Repeat Dosing

*Alejandro J. Da Silva Sanchez, David Loughrey, Elisa Schrader Echeverri, Sebastian G. Huayamares, Afsane Radmand, Kalina Paunovska, Marine Hatit, Karen E. Tiegreen, Philip J. Santangelo, and James E. Dahlman**

Advanced Healthcare Materials (2024)

The Accelerated Blood Clearance (ABC) Phenomenon

Studies performed in collaboration with the Dahlman Laboratory (2021-2023)
Biophysical properties (size, polydispersity, EE) are similar – but not identical



A
O
O
O
45
O
O
O
DMG-PEG
Mw ~ 2,000 g/mol
O
O
N
O
20
O
O
O
DMG-PEOZ
Mw ~ 2,000 g/mol
B
Moderna LNP
Composition
SM-102
Cholesterol
DMG-PEG
PEOZ
DSPC
1.5
10
38.5
50
C
200
150
100
50
0
Diameter (nm)
PEG, PEOZ
****
D
0.3
0.2
0.1
0.0
Polydispersity Index
PEG, PEOZ
E
125
100
75
50
25
0
Encapsulation (%)
PEG, PEOZ
F
10
10
30
50

POZ-lipid LNPs Have Unique Properties – IV Infusion

LNPs which incorporate PEOZ-dmg selectively express the payload in macrophage (M) and dendritic (D) cells

A



Moderna LNP Composition
SM-102
Cholesterol
DMG-PEG
PEOZ
DSPC
Total RNA Dose:
0.25 mg/kg mouse
MC3 LNP Composition
DLin-MC3-DMA
Cholesterol
DMG-PEG
PEOZ
DSPC
Total RNA Dose:
1.00 mg/kg mouse

B

Cell Types
Endothelial (E): CD31+
Dendritic (D): CD45+, CD11c+
Macrophages (M): CD45+, CD11b+
Kupffer (K): CD45+, CD68+
B cells (B): CD19+
T cells (T): CD3+
Hepatocytes (H): CD31- / CD45-

C



Moderna-PEG, Moderna-PEOZ
% aVHH+ Cells above background
100
80
60
40
20
0
**
Cell Type E D K H
Tissue Liver
Moderna-PEG, Moderna-PEOZ
50
40
30
20
10
0
****
****
Cell Type M B T D
Tissue Spleen

D



MC3-PEG, MC3-PEOZ
% aVHH+ Cells above background
100
80
60
40
20
0
****
Cell Type E D K H
Tissue Liver
MC3-PEG, MC3-PEOZ
50
40
30
20
10
0
****
**
Cell Type M B T D
Tissue Spleen

- In vivo results are ***reproducible*** and ***generalizable*** to other LNP formulations
  - The initial observation that a PEOZ-lipid LNP selectively targets antigen-presenting cells (APC) gave nearly identical results on repeat study (Panel C)
  - When you change the LNP formulation from Moderna's cocktail (SM 102, DSPC, PEG-dmg, cholesterol, mRNA) to Onpattro's formulation (MC 3, DSPC, PEG-dmg, cholesterol, siRNA) and compare it to PEOZ-dmg – selective targeting of APCs is still present (Panel D)
- Selective targeting of APCs *in vivo* with a POZ-lipid vs PEG-lipid LNP is a novel observation

The Accelerated Blood Clearance (ABC) Phenomenon

Studies performed in collaboration with the Dahlman Laboratory (2021-2023)
Weekly dosing of PEG-dmg vs 2K PEOZ-dmg with a luciferase payload


A
Total RNA Dose:
0.25 mg/kg mouse
Group A
Group B
Day
0
7
14
21
B
PBS
PEG, Group B
PEOZ, Group B
PEG, Group A
PEOZ, Group A

Weekly dosing of PEG-dmg LNPs results in ABC in mice (replicates Moderna lab data)
Weekly dosing of a PEOZ-dmg LNP also results in ABC (with production of an IgM directed to the 2K PEOZ-dmg) – but to a much lesser extent in both liver & spleen

Evaluation of Pfizer/BioNTech LNP in rat - PEG-dma

Rat immunogenicity study (The LNPs in this study employed ALC-0315 and ALC-0159 (Acuitas) at mol% for the published vaccine)

npj | vaccines

www.nature.com/npjvaccines

ARTICLE OPEN

Check for updates

Polyethylene glycol (PEG)-associated immune responses triggered by clinically relevant lipid nanoparticles in rats

Haiyang Wang[1,2,5], Yisha Wang[1,2,5], Changzheng Yuan[3,5], Xiao Xu[4], Wenbin Zhou[1,2], Yuhui Huang[3], Huan Lu[1,2], Yue Zheng[1,2], Gan Luo[1,2], Jia Shang[4] and Meihua Sui[1,2]✉

Nature Vaccines (2024)

Does vaccination with clinically relevant LNPs lead to anti-PEG Abs

Rat immunogenicity study (Pfizer/BioNTech vaccine formulation)

Clinically relevant dosing modeled after C-19 vaccines


First injection
Second injection
Control (PBS)
L-LNP (0.009 mg phospholipids/kg LNP)
M-LNP (0.342 mg phospholipids/kg LNP)
H-LNP (2.358 mg phospholipids/kg LNP)
Day 0
3
5
7
14
21
24
26
28
35
42
49

Anti-PEG antibody induction in rat

Boosted anti-PEG antibodies - IgM and IgG are both boosted (similar to human data)


D
Control
L-LNP
M-LNP
H-LNP
Anti-PEG IgM (Log_{10} CONC)
0
1
2
3
4
5
0 3 5 7 14 21 24 26 28 35 42 49
Time (day)
C
Control
L-LNP
M-LNP
H-LNP
Anti-PEG IgG (Log_{10} CONC)
0
1
2
3
0 3 5 7 14 21 24 26 28 35 42 49
Time (day)

Both anti-PEG IgM and IgG antibodies are induced in the rat following vaccination of relevant doses of LNPs
Low levels of antibodies are produced by the Low Dose
Higher levels of anti-PEG antibodies are induced – and boosted – by the Mid Dose and High Dose

The boosted levels of IgM (~1.8) and IgG (~2.5) are remarkably consistent with the human data

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Does vaccination with PEOZ-dma vs PEG-dma lead to different anti-PEG response

Serina study design to evaluate PEOZ-dma and PEG-dma



First Injection
Second Injection
Day 0
3
5
7
10
14
17
19
21
24
28

The High Dose – 2.0 mg phospholipid / kg body weight
The Mid Dose – 0.2 mg phospholipid / kg body weight

This study design dosed rats with two injections (two doses – mid & high) at a 14 day interval
The LNPs contained 1.6 mol% of the following polymer-lipids (a) PEOZ-dma **or** (b) PEG-dma (ALC-0159) with a DNA payload (GFP) that was evaluated in vitro for LNP biophysical properties (size, PDI, EE, transfection efficiency, osmolality)
Blood samples were taken at the indicated time points for CBC (day 0, 14 & 28), LFTs (day 0, 14 & 28) and ELISA determinations (all other days)

Phospholipid content, Particle size, Polydispersity, Zeta Potential & Encapsulation efficiency



Standard Curve
Signal
1.2
0.9
0.6
0.3
1
2
3
4
5
Concentration

Phospholipid Standards



pGFP PEG PEOZ PEG PEOZ
w/o TX
w/ TX
1
2
3
4
5

After Buffer Exchange in Tris-HCl, pH 7.1

Sample Name	Z-Average (nm)	Polydispersity Index (PI)	Zeta Potential (mV)	Encapsulation Efficiency
PEG LNP after BXC (Avg)	88.26	0.1592	-16.43	>98%
PEOZ LNP after BXC (Avg)	106.3	0.2099	-10.97	>98%



Intensity (Percent)
16
14
12
10
8
6
4
2
0
0.1
1
10
100
1e+03
1e+04
Size (d.nm)
PEG LNP after BXC (Avg) [Steady state]

[redacted]



Intensity (Percent)
16
14
12
10
8
6
4
2
0
0.1
1
10
100
1e+03
1e+04
Size (d.nm)
POZ LNP after BXC (Avg) [Steady state]

[redacted]

Anti-IgM antibodies to PEG-dma vs PEOZ-dma

Serina LNP Laboratory



Anti-POLYMER IgM (ng/mL)
10000
8000
6000
2000
0
0
10
20
30
Days 0 - 28
IgM PEG 2.0
IgM PEG 0.2
IgM PEOZ 2.0
IgM PEOZ 0.2

Anti-IgM antibodies are readily detected, and boosted, at the High Dose and Mid Dose when LNPs employing PEG-dma are injected (similar to published data)

LNPs prepared with PEOZ-dma failed to elicit an IgM response at either the High Dose or Mid Dose

Anti-IgG antibodies to PEG-dma vs PEOZ-dma

Serina LNP Laboratory



Anti-POLYMER IgG (ng/mL)
1200
1000
800
600
400
200
0
0
10
20
30
Days 0 - 28
IgG PEG 2.0
IgG PEG 0.2
IgG PEOZ 2.0
IgG PEOZ 0.2

Anti-IgG antibodies are readily detected at both the High Dose and Mid Dose when LNPs employing PEG-dma are injected (similar to published data)

LNPs prepared with PEOZ-dma failed to elicit an IgG response at either the High Dose or Mid Dose

Today’s Messages:

- Anaphylaxis to the vaccines appears to be due to basophil degranulation, likely the result of high titer IgG (possibly IgM) to the PEG in the formulation
    - Now recognized as an uncommon mechanism of anaphylaxis, first described clinically ~ 15 years ago
- The high titers of IgM & IgG are associated with an increased incidence of reactogenicity (possibly other AEs)
- The Serina LNP Laboratory has identified PEOZ-dma as a component for LNP formulations that is virtually identical in biophysical properties to the PEG-dma LNP (Pfizer/BioNTech formulation)
- **PEOZ-dma LNPs fail to elicit an IgM or IgG immune response on repeat dosing**

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Thank You

Balancing immunogenicity and reactogenicity

Serina's technology is poised to advance v2.0 & v3.0 vaccines


Serina's PEOZ-LNP
Selectively targets this
population of immune cells
mRNA-LNP
Spike
Secretion
MHC II
pathway
MHC II
Lymph
node
DC
Cross
presentation
MHC I
pathway
MHC I
B cell
Germinal center
B cell
FDC
TFH cell
Memory B cell
Long-lived
plasma cell
Antibody
CD4 T cell
TH1 cell
IFN-γ
TNF
IL-2
PFN, GZB
IFN-γ, TNF
CD8 T cell
CTL
Virus infected cell
Cell death